CONESTOGA CAPITAL ADVISORS, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, Pennsylvania 19087

January 24th  2012

To:     The Conestoga Funds

       259 N. Radnor-Chester Road

       Radnor Court, Suite 120

       Radnor, Pennsylvania 19087

Effective as of January 24th , 2012, we hereby undertake to maintain the expense ratio of the Small Cap Fund of The Conestoga Funds (the “Fund”) to 1.10% of the Fund’s average daily net assets (the “Operating Expense Limit”).

We acknowledge and affirm that, to the extent that the aggregate expenses incurred by the Fund in any fiscal year, including but not limited to investment advisory fees payable to us (but excluding Rule 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, expenses of Independent Trustees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business), exceed the Operating Expense Limit, such excess amount shall be our liability.

This letter will remain in effect until February 1, 2013. This letter supersedes any other agreement or understanding among the parties concerning the Fund’s fees during the time period that the letter is effective.

 Sincerely,

CONESTOGA CAPITAL ADVISORS, LLC

        By:  /s/ William C. Martindale, Jr.

                   William C. Martindale, Jr.

                          Managing Partner